Exhibit 10.32

Abog. Redac; CRISTÓBAL MORANDÉ

Repertorio Nº 9.943/2023

MODIFICACIÓN DE REGALÍA DE

CONCESIONES MINERAS

WHITE MOUNTAIN MINERALS SPA

Y

GOLD EXPRESS MINES SPA

En Santiago de Chile, a cuatro de julio de dos mil veintitrés, ante mí, JEAN JACQUES DUTREY OSSA, Abogado, Notario Suplente del Titular de la Octava Notaría de Santiago, señor Luis Ignacio Manquehual Mery, según Decreto Judicial protocolizado bajo el número cuatro mil ciento seis del mes de junio del año en curso, ambos domiciliados en calle Huérfanos novecientos cuarenta y uno oficina trescientos dos, comuna y ciudad de Santiago; Comparecen:

Don ANDRÉS DEL FÁVERO BRAUN, chileno, casado, abogado, cédula nacional de identidad número catorce millones ciento veintiún mil setecientos siete guión cero, en representación, según se acreditará, de WHITE MOUNTAIN MINERALS SpA, sociedad constituida y válidamente vigente bajo las leyes chilenas, Rol Único Tributario número setenta y seis millones trescientos diecinueve mil novecientos cincuenta y seis guión ocho, ambos domiciliados, para estos efectos, en Burgos ochenta, Oficina doscientos uno, comuna de Las Condes, Santiago Región Metropolitana, en adelante “WMM”, por una parte; y

Drafting Lawyer: CRISTÓBAL MORANDÉ

Journal No. 9,943-2023

AMENDMENT TO THE ROYALTY ON

MINING CLAIMS

WHITE MOUNTAIN MINERALS SpA

AND

GOLD EXPRESS MINES SpA

In Santiago, Chile, on July 4, 2023, the following individuals have appeared before me, JEAN JACQUES DUTREY OSSA, lawyer and Deputy Notary acting for Luis Ignacio Manquehual Mery, Notary assigned to the Santiago Eighth Notary Offices, per a Court Decree entered in public records under No. 4,106 in June of this year, both with address at 941, Huérfanos St., Suite 302, in the borough and city of Santiago:

ANDRÉS DEL FÁVERO BRAUN, a Chilean lawyer, married, national identification card No. 14,121,707-0, and as shall be proven hereinafter, herein representing WHITE MOUNTAIN MINERALS SpA, a company incorporated and in good standing according to Chilean laws, Taxpayer Identification No. 76,319,956-8, both with address for the purposes hereof at 80, Burgos St., Suite 201, in the borough of Las Condes, Santiago, Metropolitan Region, party of the first part, hereinafter called “WMM”, and

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por la otra, don IGNACIO JOAQUÍN LÓPEZ ALARCÓN, chileno, casado, abogado, cédula nacional de identidad número dieciséis millón*es diecisiete mil quinientos veinticinco guión siete, en representación, según se acreditará, de GOLD EXPRESS MINES SpA, sociedad constituida y válidamente vigente bajo las leyes chilenas, Rol Único Tributario número setenta y siete millones cuatrocientos noventa y ocho mil trescientos veinticuatro guión cuatro, en adelante también “GEM”, ambos domiciliados para estos efectos en calle Alonso de Monroy número dos mil seiscientos setenta y siete, oficina seiscientos dos, comuna de Vitacura, Santiago, Región Metropolitana, los anteriores conjuntamente como las “Partes”; los comparecientes mayores de edad, quienes acreditan su identidad con las cédulas citadas y exponen:

PRIMERO: Antecedentes.

UNO. Con fecha nueve de diciembre de dos mil veintidós, por medio de escritura pública suscrita en la Notaría de Santiago de don Luis Ignacio Manquehual Mery bajo el repertorio número diecinueve mil noventa y cinco guión dos mil veintidós, WHITE MOUNTAIN MINERALS SpA y MANQUEHUE ASESORÍAS MINERAS SpA celebraron un Contrato de Compraventa de Concesiones Mineras, y sus respectivos Anexos, con respecto a las concesiones mineras ahí individualizadas.

DOS. En dicho Contrato de Compraventa de Concesiones Mineras, se establece que MANQUEHUE ASESORÍAS MINERAS SpA, en su calidad de Pagador y/o Deudor del NSR, debe pagar a WHITE MOUNTAIN MINERALS SpA, en su calidad de Titular del NSR, una regalía consistente en un dos por ciento de los

IGNACIO JOAQUÍN LÓPEZ ALARCÓN, a Chilean lawyer, married, national identification card No. 16,017,525-7, and as shall be proven hereinafter, herein representing GOLD EXPRESS MINES SpA, a company incorporated and in good standing according to Chilean laws, Taxpayer Identification No. 77,498,324-4, both with address for the purposes hereof at 2,677, Alonso de Monroy Street, Suite 602, in the Vitacura borough, Santiago, Metropolitan Region, party of the second part, hereinafter called “GEM”, and together with WMM, the “Parties”.

The appearing individuals are of age, have shown me the forenamed identification cards as proof of their respective identities and have stated as follows:

FIRST: Background Information

1. On December 9, 2022, at the Santiago Notary Offices of Luis Ignacio Manquehual Mery, WHITE MOUNTAIN MINERALS SpA and MANQUEHUE ASESORÍAS MINERAS SpA executed a document of public record, Journal No. 19,095-2022, contaning their Agreement to Purchase Mining Claims, and the appendices thereto, in respect of the mining claims identified therein.

2. The forenamed Purchase Agreement stipulates that MANQUEHUE ASESORÍAS MINERAS SpA, the NSR Payer or Debtor, must pay a royalty amounting to 2% of the Net Smelter Return received by the latter for the Products coming from minerals extracted only from the mining claims identified therein,

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Retornos Netos de Fundición o Net Smelter Return que MANQUEHUE ASESORÍAS MINERAS SpA reciba de los productos que provengan de minerales que se extraigan exclusivamente de las concesiones mineras ahí indicadas, en adelante también la “Regalía”. La Regalía se encuentra inscrita a fojas ciento cuarenta y siete, número cuarenta y cuatro, del Registro de Hipotecas y Gravámenes del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós.

TRES. Asimismo, en su cláusula Quinta número Tres, y en la cláusula IV número Dos de su Anexo NSR, se establece que, en cualquier momento a contar de la fecha de dicho Contrato de Compraventa, el Pagador y/o Deudor del NSR tendrá derecho a recomprar al Titular del NSR la mitad, es decir, el cincuenta por ciento, de la Regalía NSR, en la suma de un millón de dólares de los Estados Unidos de América, en adelante también el “Derecho de Recompra de la Regalía”.

CUATRO. Con fecha tres de enero de dos mil veintitrés, por medio de escritura pública suscrita en la Notaría de Santiago de doña María Pilar Gutiérrez Rivera bajo el repertorio número once guión dos mil veintitrés, MANQUEHUE ASESORÍAS MINERAS SpA y GOLD EXPRESS MINES SpA celebraron un Contrato de Compraventa de Concesiones Mineras, y sus respectivos Anexos, por el cual GOLD EXPRESS MINES SpA adquirió la totalidad de las concesiones mineras indicadas en el número Uno anterior.

CINCO. En su cláusula Quinta número Uno, GOLD EXPRESS MINES SpA, ahora en su calidad de Pagador y/o Deudor del NSR,

hereinafter called the “Royalty”, to WHITE MOUNTAIN MINERALS SpA, the NSR Owner. The Royalty is registered under No. 44 on Page 147 of the Freirina Mine Registrar’s 2022 Book of Mortgages and Encumbrances.

3. Likewise, Item 3 of the Fifth clause of the forenamed Purchase Agreement, and Item 2 of the fourth clause of the NSR Appendix thereto, stipulate that, at any time as of the date thereof, the NSR Payer or Debtor shall be entitled to buy back half, i. e., 50%, of the NSR Royalty from the NSR Owner, for USD 1,000,000 [one million dollars of the United States of America], hereinafter also called the “Right of Buying Back the Royalty”.

4. On January 3, 2023, at the Santiago Notary Offices of María Pilar Gutiérrez Rivera, MANQUEHUE ASESORÍAS MINERAS SpA and GOLD EXPRESS MINES SpA signed a document of public record, Journal No. 11-2023, contaning their Agreement to Purchase Mining Claims, and the appendices thereto, whereby GOLD EXPRESS MINES SpA acquired all of the mining claims previouly identified in Item 1.

5. In Item 1 of the Fifth clause thereof, GOLD EXPRESS MINES SpA, now the NSR Payer or Debtor, thereby agreed to, acknowledged and

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declara, reconoce y acepta su obligación de pagar la Regalía a WHITE MOUNTAIN MINERALS SpA en su calidad de Titular del NSR, según los términos acordados en el Contrato de Concesiones Mineras individualizado en el número Uno anterior, y por lo tanto, ahora es GOLD EXPRESS MINES SpA quien tiene el derecho de recomprar al Titular del NSR la mitad de la Regalía, en la suma de un millón de dólares de los Estados Unidos de América, según los términos anteriormente descritos.

SEGUNDO: Modificación de la Regalía.

En el presente acto, las Partes vienen en modificar los términos del Derecho de Recompra de la Regalía, reemplazando los términos descritos en la cláusula Primera anterior, por los siguientes:

“Derecho de Recompra. En cualquier momento, a contar de la fecha del Contrato de Compraventa, el Pagador y/o Deudor del NSR tendrá derecho a recomprar al Titular del NSR la totalidad, es decir, el cien por ciento de la Regalía NSR, por la suma de un millón novecientos cincuenta mil dólares de los Estados Unidos de América. Una vez ejercido este derecho y realizado el pago correspondiente, la Regalía NSR se entenderá eliminada y cancelada para todo efecto legal. Este derecho se ejercerá mediante una notificación por escrito del Pagador y/o Deudor del NSR al Titular del NSR, manifestando su intención de adquirir el cien por ciento de la Regalía NSR, indicando la fecha y hora en que deberá suscribirse el documento por el cual opere dicha Transferencia, el que se otorgará ante el Notario Público.”.

accepted, its obligation to pay the Royalty to WHITE MOUNTAIN MINERALS SpA, the NSR Owner, as provided in the Agreement to Purchase Mining Claims previously identified in Item 1, and consequently, it is now GOLD EXPRESS MINES SpA that shall be entitled to buy back half of the Royalty from the NSR Owner for USD 1,000,000 [one million dollars of the United States of America], per the previously described terms.

SECOND: Amendment to the Royalty

The Parties hereby amend the terms of the Right of Buying Back the Royalty, by replacing those previously provided in the First clause with the following text:

“Right of Buy Back - At any time as of the date of the Purchase Agreement, the NSR Payer or Debtor shall be entitled to buy back 100% of the NSR Royalty from the NSR Owner, for an amount of USD 1,950,000 [one million, nine-hundred and fifty thousand dollars of the United States of America]. Upon exercising this right and making the corresponding payment, the NSR Royalty shall be deemed extinguished and voided for all legal purposes.

The NSR Payer or Debtor may exercise this right, by advising the NSR Owner in writing of its intention to purchase 100% of the NSR Royalty, stating the date and time for signing the document that would make the Transfer effective before the Notary Public.”.

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TERCERO: Contraprestación.

Como contraprestación por el Derecho de Recompra y su modificación descrita en la cláusula Segunda anterior, GEM paga en este acto a WMM la suma de ciento cincuenta mil dólares de los Estados Unidos de América, que WMM declara y garantiza recibir a su total y completa satisfacción.

CUARTO: Vigencia.

La Regalía y los Contratos de Compraventa de Concesiones Mineras antes citados continúan vigentes en todo lo no modificado.

QUINTO: Consentimiento, aceptación y autorización.

Presente a este acto, don IGNACIO JOAQUÍN LÓPEZ ALARCÓN, ya individualizado, en representación, según se acreditará, de MANQUEHUE ASESORÍAS MINERAS SpA, sociedad constituida y válidamente vigente bajo las leyes chilenas, Rol Único Tributario número setenta y seis millones setecientos sesenta y cinco mil novecientos ochenta y cinco guión siete, ambos domiciliados para estos efectos en calle Alonso de Monroy número dos mil seiscientos setenta y siete, oficina seiscientos dos, comuna de Vitacura, Santiago, Región Metropolitana, viene en consentir y aceptar los términos descritos en el presente instrumento y, en especial, autoriza expresamente la modificación del Derecho de Recompra de la Regalía objeto del presente instrumento.

SEXTO: Gastos de Notaría e inscripciones. Los gastos y derechos de Notaría que se generen con ocasión del presente instrumento y los derechos por las inscripciones en el

THIRD: Consideration

In consideration of the Right of Buy Back and the amendment thereof previously described in the Second clause, GEM hereby pays an amount of USD 150,000 [one-hundred and fifty thousand dollars of the United States of America] to WMM, which the latter represents and warrants having satisfactorily received.

FOURTH: Effectiveness

All what has not been amended herein of the Royalty and the forenamed Agreements to Purchase Mining Claims shall remain effective.

FIFTH: Consent, Acceptance and Authorization

IGNACIO JOAQUÍN LÓPEZ ALARCÓN, previously identified as one of the appearing individuals, and as shall be proven hereinafter, herein also representing MANQUEHUE ASESORÍA MINERAS SpA, a company incorporated and in good standing according to Chilean laws, Taxpayer Identification No. 76,765,985-7, both with address for the purposes hereof at 2,677, Alonso de Monroy Street, Suite 602, in the Vitacura borough, Santiago, Metropolitan Region, hereby consents to, and accepts, the terms described herein, and particularly, expressly authorizes the amendment to the Right of Buying Back the Royalty, subject matter hereof.

SIXTH: Notary and Registrations Fees GEM alone shall bear all Notary fees that may arise in connection with this instrument and any entries in the relevant Mine Registrar’s books.

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Conservador de Minas respectivo, serán de exclusivo cargo de GEM. Esta última no responderá en lo absoluto de los impuestos u otras cargas personales que para la WMM y/o sus socios deriven del presente instrumento.

SÉPTIMO: Arbitraje.

Cualquier dificultad o controversia que se produzca entre los contratantes respecto de la aplicación, interpretación, duración, validez o ejecución de este instrumento o cualquier otro motivo será sometida a arbitraje, conforme al Reglamento Procesal de Arbitraje del Centro de Arbitraje y Mediación de Santiago, vigente al momento de solicitarlo. Las partes confieren poder especial irrevocable a la Cámara de Comercio de Santiago A.G., para que, a petición escrita de cualquiera de ellas, designe a un árbitro arbitrador de entre los integrantes del cuerpo arbitral del Centro de Arbitraje y Mediación de Santiago. En contra de las resoluciones del arbitrador no procederá recurso alguno, renunciando las partes expresamente a ellos. El árbitro queda especialmente facultado para resolver todo asunto relacionado con su competencia y/o jurisdicción.

OCTAVO: Fijación de domicilio.

Para todos los efectos del presente instrumento, todos los comparecientes fijan y fijarán su domicilio en la comuna y ciudad de Santiago y se someten y someterán a la competencia del tribunal arbitral antes mencionado.

NOVENO: Mandato.

Se faculta al portador de una copia autorizada de esta escritura pública para requerir las inscripciones, subinscripciones, anotaciones, alzamientos y cancelaciones que correspondan.

The latter may not be liable in any way for any taxes or other personal burdens resulting from this instrument for WMM or its partners.

SEVENTH: Arbitration

Any conflicts or disputes that may arise between the contracting parties on the application, interpretation, duration, validity or implementation hereof, or for any other reasons, shall be submitted to arbitration, according to the then current Arbitration Rules of Procedure of the Santiago Arbitration and Mediation Centre. The parties hereby grant an irrevocable special power to the Santiago Chamber of Commerce, so that, at the written request of either of them, it may appoint an arbitrator ex aequo et bono among the members of the body of arbitrators of the Santiago Arbitration and Mediation Centre. The arbitrator’s decisions may not be appealed, and the parties hereby expressly waive any such rights. The arbitrator is hereby specially authorized to rule on any matters within his or her competence and jurisdiction.

EIGHTH: Jurisdiction

For all purposes hereof, the parties hereby set and shall set their legal address in the borough and city of Santiago, and submit and shall submit to the jurisdiction of the forenamed arbitral court.

NINETH: Authorization

The bearer of an authenticated copy hereof is hereby authorized to request any pertaining entries, subentries, notes, lifts or cancellations in public records.

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Se faculta también a los abogados don Andrés del Fávero Braun y don Ignacio Joaquín López Alarcón, para que actuando conjuntamente y con la firma de ambos, puedan corregir los errores de cita u omisión en que las partes pudieren haber incurrido en este instrumento y/o sus anexos, pudiendo al efecto presentar una o más minutas ante el Conservador respectivo y/u otorgar o firmar las escrituras o instrumentos públicos o privados necesarios o convenientes.

DÉCIMO: Vigencia de las cláusulas.

Si cualquiera de las cláusulas de este instrumento, o una parte de ellas, es anulable o es declarada nula o ilegal o es inaplicable en cualquier respecto por cualquier ley, reglamento o disposición de la autoridad o tribunal, la validez, legalidad o aplicabilidad a las demás cláusulas de éste no se verán afectadas de ninguna forma.

Personerías:

La personería de don ANDRÉS DEL FÁVERO BRAUN para representar a WHITE MOUNTAIN MINERALS SpA, consta en escritura pública de fecha veinticinco de mayo de dos mil veintiuno, suscrita en la Notaría de Santiago de don Luis Ignacio Manquehual Mery bajo el repertorio número nueve mil ochocientos setenta y cinco guión dos mil veintiuno.

La personería de don IGNACIO JOAQUÍN LÓPEZ ALARCÓN para actuar en representación de GOLD EXPRESS MINES SpA, consta en escritura pública de fecha diecisiete de noviembre de dos mil veintiuno,

Andrés del Fávero Braun and Ignacio Joaquín López Alarcón, lawyers, are also hereby authorized, so that, jointly and with the signatures of both of them, they may correct any reference errors or omissions that may have slipped herein or in the appendices hereto, for which, they may file any one or more briefs with the relevant Registrars, and grant or sign any documents, either of public record or of a private nature, as may be needed or convenient.

TENTH: Severability

If any of the clauses hereof, or any part thereof, were voidable or declared void or illegal, or were unenforceable in any respect, by or per any laws, regulations, or authority or Court orders, the validity, legality or enforceability of the remaining clauses hereof shall not be affected in any way.

Legal Representation:

ANDRÉS DEL FÁVERO BRAUN has been authorized to represent WHITE MOUNTAIN MINERALS SpA in a notarized document of public record signed on May 25, 2021, at the Santiago Notary Offices of Luis Ignacio Manquehual Mery, Journal No. 9,875-2021.

IGNACIO JOAQUÍN LÓPEZ ALARCÓN has been authorized to represent GOLD EXPRESS MINES SpA in a notarized document of public record executed on November 17, 2021, at the Santiago Notary Offices of María Pilar Gutiérrez

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suscrita en la Notaría de Santiago de doña María Pilar Gutiérrez Rivera bajo el repertorio número treinta mil doscientos ochenta y cuatro guión dos mil veintiuno, y su personería para actuar en representación de MANQUEHUE ASESORÍAS MINERAS SpA, en escritura pública de fecha catorce de julio de dos mil diecisiete, suscrita en la Notaría de Santiago de don Patricio Zaldívar Mackenna bajo el repertorio número once mil ciento treinta y dos guión dos mil diecisiete.

Las citadas personerías no se insertan a expresa petición de las Partes por ser conocidas de ellas y que l Notario que autoriza que autoriza ha tenido a la vista. - En comprobante y previa lectura, firman los comparecientes. Se da copia. Doy fe.

Rivera, Journal No. 30,284-2021, and to represent MANQUEHUE ASESORÍAS MINERAS SpA in a notarized document of public record signed on July 14, 2017, at the Santiago Notary Offices of Patricio Zaldívar Mackenna, Journal No. 11,132-2017.

These documents have not been included at the explicit request of the Parties, because they are known to them and the authenticating Notary has seen them.

In witness whereof and after reading its contents, the appearing individuals have signed this instrument. Copies have been given. I attest.

/s/ ANDRÉS DEL FÁVERO BRAUN
ANDRÉS DEL FÁVERO BRAUN,
Identification Card No. 14,121,707-0
For WHITE MOUNTAIN MINERALS SpAs

/s/ IGNACIO JOAQUÍN LÓPEZ ALARCÓN
IGNACIO JOAQUÍN LÓPEZ ALARCÓN
Identification Card No. 16,017,525-7
For GOLD EXPRESS MINES SpA
For MANQUEHUE ASESORÍAS MINERAS SpA

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